UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported): November 23, 2016

ION Geophysical Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12691 (Commission file number)	22-2286646 (I.R.S. Employer Identification No.)

2105 CityWest Blvd, Suite 400
Houston, Texas 77042-2839
(Address of principal executive offices, including Zip Code)

(281) 933-3339
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events
Ion Geophysical Corporation (the “Company”) is filing this Current Report on Form 8-K to recast certain previously reported amounts to reflect a change in segment reporting with respect to financial information contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 filed on February 11, 2016 (the “2015 Form 10-K”). The information included in this Current Report on Form 8-K does not in any way restate or revise the financial position, results of operations, cash flow or stockholders’ equity in any previously reported Consolidated Balance Sheet, Consolidated Statements of Operations, Consolidated Statement of Comprehensive Loss, Consolidated Statements of Stockholders’ Equity or Consolidated Statements of Cash Flows for the Company. Neither this Form 8-K nor the Exhibit hereto reflect any events occurring after February 11, 2016 or modify or update the disclosures in the 2015 Form 10-K that may be affected by subsequent events except for the change in segment reporting described below. Accordingly, this Form 8-K should be read in conjunction with the 2015 Form 10-K and the Company’s subsequent filings made with the Securities and Exchange Commission.
In August 2016, the Company announced its plans to realign its four business segments into three. Beginning in the third quarter of 2016, the Company changed its reportable segments as described below:
•E&P Technology & Services, formerly referred to as Solutions, continues to be comprised of the groups that support the Company’s New Venture and Data Library (together multi-client) revenues and Imaging Services group.
•E&P Operations Optimization is comprised of Devices, formerly referred to as Systems, and Optimization Software & Services, formerly referred to as Software. The manufacturing, engineering, research and development of ocean bottom systems is no longer a part of Devices, and are now within Ocean Bottom Services as noted below.
•Ocean Bottom Services is comprised of OceanGeo, an ocean bottom data acquisition services company along with the manufacturing, engineering, research and development of ocean bottom systems.

Item 9.01.    Financial Statements and Exhibits
(a)    Financial statements of businesses acquired.
Not applicable.
(b)    Pro forma financial information.
Not applicable.
(c)    Shell company transactions.

Not applicable.
(d)    Exhibits.

Exhibit Number	Description

23.1	Consent of Grant Thornton LLP.

23.2	Consent of Ernst & Young LLP.

99.1
Updated disclosures relating to the business, selected financial data, management’s discussion and analysis of financial condition and results of operations and financial statements and supplementary data of the Company as described above.

101
The following materials are formatted in Extensible Business Reporting Language (XBRL): (i) Consolidated Balance Sheets at December 31, 2015 and 2014, (ii) Consolidated Statements of Operations for the years ended December 31, 2015, 2014 and 2013, (iii) Comprehensive Income (Loss) for the years ended December 31, 2015, 2014 and 2013, (iv) Consolidated Statements of Cash Flows for the years ended December 31, 2015, 2014 and 2013, (v) Consolidated Statements of Stockholders’ Equity for the years ended December 31, 2015, 2014 and 2013, (vi) Footnotes to Consolidated Financial Statements and (vii) Schedule II – Valuation and Qualifying Accounts.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 23, 2016

ION GEOPHYSICAL CORPORATION

By:	/s/ Jamey S. Seely
Jamey S. Seely
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Grant Thornton LLP.

23.2	Consent of Ernst & Young LLP.

99.1
Updated disclosures relating to the business, selected financial data, management’s discussion and analysis of financial condition and results of operations and financial statements and supplementary data of the Company as described above.

101
The following materials are formatted in Extensible Business Reporting Language (XBRL): (i) Consolidated Balance Sheets at December 31, 2015 and 2014, (ii) Consolidated Statements of Operations for the years ended December 31, 2015, 2014 and 2013, (iii) Comprehensive Income (Loss) for the years ended December 31, 2015, 2014 and 2013, (iv) Consolidated Statements of Cash Flows for the years ended December 31, 2015, 2014 and 2013, (v) Consolidated Statements of Stockholders’ Equity for the years ended December 31, 2015, 2014 and 2013, (vi) Footnotes to Consolidated Financial Statements and (vii) Schedule II – Valuation and Qualifying Accounts.

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